Exhibit 10.7

EXECUTION VERSION

AMENDMENT NO. 1 TO ABL CREDIT AGREEMENT

AMENDMENT NO. 1 TO ABL CREDIT AGREEMENT (this “First Amendment”), dated as of May 27, 2016, among JILL ACQUISITION LLC, a Delaware limited liability company (the “Company”), J. JILL GIFT CARD SOLUTIONS, INC., a Florida corporation (together with the Company, the “Borrowers”), the other Borrowers from time to time party hereto, JILL INTERMEDIATE LLC, a Delaware limited liability company (as successor to Jill Holdings LLC, “Parent”), the other Guarantors from time to time party hereto, the other Lenders from time to time party hereto and CIT FINANCE LLC, as the Administrative Agent and Collateral Agent (in such capacity, the “Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the ABL Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers, Parent, the Agent and the other parties thereto are parties to that certain ABL Credit Agreement, dated as of May 8, 2015 (the “ABL Credit Agreement”);

WHEREAS, the Company has previously notified the administrative agent under the Term Loan Agreement, in accordance with Section 2.14(a) of the Term Loan Agreement, that it is requesting the establishment of commitments in respect of Incremental Term Loans (as defined in the Term Loan Agreement) in an aggregate principal amount of up to $40,000,000 (the “2016 Incremental Term Loan Commitments”);

WHEREAS, the Company intends to use the proceeds of the 2016 Incremental Term Loan Commitments, together with cash on hand of the Company, to make or pay a series of distributions and dividends to the direct and indirect parent entities of Company and ultimately to the partners of the topmost parent entity on or about the First Amendment Effective Date (as defined below) in an aggregate amount not to exceed $70.0 million (the “2016 Dividend”) and to pay certain fees and expenses;

WHEREAS, contemporaneously herewith, the Company has delivered to the Agent a certificate of an Authorized Officer of the Company certifying that the Payment Conditions will be satisfied both before and after giving effect to the 2016 Dividend (the “2016 Dividend Compliance Certificate”); and

WHEREAS, the Borrower has requested that the Lenders consent to the amendment of certain terms and provisions of the ABL Credit Agreement as set forth herein, and, subject to the satisfaction of the conditions set forth herein, the Lenders signatory hereto are willing to do so, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

I. Amendments to ABL Credit Agreement. Subject to the satisfaction of the conditions set forth in Section III.E hereof, on and as of the First Amendment Effective Date, the ABL Credit Agreement is hereby amended as follows:

A. Section 10.04(j) of the ABL Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“(j) Indebtedness of the Credit Parties under the Term Loan Documents (and any Permitted Refinancing Indebtedness incurred in respect thereof) in an aggregate principal amount not to exceed $335,000,000 (plus, in the case of any Permitted Refinancing Indebtedness, unpaid accrued interest, fees, expenses and premium thereon and any make-whole payments applicable thereto) at any time outstanding, except to the extent independently justified pursuant to following clause (s);”

II. Amendment to Intercreditor Agreement. The Lenders signatory hereto hereby authorize the Agent to enter into that certain Amendment No. 1 to Intercreditor Agreement, a copy of which is attached hereto as Exhibit A.

III. Miscellaneous Provisions.

A. Representations and Warranties.

1. Each Credit Party has the company power and authority to execute, deliver and perform the terms and provisions of this First Amendment and has taken all necessary company action to authorize the execution, delivery and performance by it of this First Amendment. Each Credit Party has duly executed and delivered this First Amendment, and this First Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

2. None of the execution, delivery or performance by any Credit Party of this First Amendment, nor compliance by it with the terms and provisions thereof, will (a) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (b) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents and the Term Loan Documents) upon any of the property or assets of any Credit Party or any of its Restricted Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which any Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Restricted Subsidiaries, except with respect to any violation or conflict referred to in clauses (a) and (b) to the extent that such violation or conflict could not reasonably be expected to have individually or in the aggregate a Material Adverse Effect.

3. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the First Amendment Effective Date and which remain in full force and effect on the First Amendment Effective Date) or exemption by, any Governmental Authority or third party is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (i) the execution, delivery and performance by the Credit Parties of this First Amendment or (ii) the legality, validity, binding effect or enforceability of this First Amendment which in the case of clauses (i) and (ii), if not obtained, could reasonably be expected to result in a Material Adverse Effect.

4. There are no actions, suits or proceedings pending or, to the knowledge of Parent and the Borrowers, threatened (a) with respect this First Amendment or (b) that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

B. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the ABL Credit Agreement or any other Credit Document.

C. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. The parties hereto agree that delivery of an executed counterpart of a signature page to this First Amendment by telefacsimile or in ‘PDF’ format by electronic mail shall be effective as delivery of an original executed counterpart of this First Amendment.

D. This First Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

E. The effectiveness of this First Amendment shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “First Amendment Effective Date”):

1. Executed First Amendment. Receipt by the Agent of counterparts of this First Amendment, duly executed by each of the Borrowers, Parent, each other Credit Party and the Agent, which shall have been delivered (including by way of facsimile or other electronic transmission) to the Agent, c/o Stradley & Ronon, 100 Park Avenue, Suite 2000, New York, NY 10017, Attention: Mitchell Brand (facsimile number: 646-682-7180 / e-mail address: mbrand@stradley.com).

2. Receipt of the 2016 Dividend Compliance Certificate. Receipt by the Agent of the 2016 Dividend Compliance Certificate, duly executed by an Authorized Officer of the Company, which shall have been delivered (including by way of facsimile or other electronic transmission) to the Agent, c/o Stradley & Ronon, 100 Park Avenue, Suite 2000, New York, NY 10017, Attention: Mitchell Brand (facsimile number: 646-682-7180 / e-mail address: mbrand@stradley.com).

3. No Default; Representations and Warranties. On the First Amendment Effective Date (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties contained in the ABL Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the First Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).

F. Each Credit Party hereby acknowledges that it has read this First Amendment and consents to the terms hereof and further hereby affirms, confirms, represents, warrants and agrees that (i) notwithstanding the effectiveness of this First Amendment, the obligations of such Credit Party under each of the Credit Documents to which it is a party shall not be impaired and each of the Credit Documents to which such Credit Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (ii) after giving effect to this First Amendment, (A) neither the amendment of the ABL Credit Agreement or any other Credit Document effected pursuant to this First Amendment nor the execution, delivery, performance or effectiveness of this First Amendment or any other Credit Document shall impair the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents (as in effect immediately prior to the First Amendment Effective Date, the “Existing Security Documents”) and such Liens shall continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (B) in the case of any Guarantor, its guaranty, as and to the extent provided in the Guaranty, shall continue in full force and effect in respect of the Obligations under the ABL Credit Agreement, as amended by this First Amendment, and the other Credit Documents; (iii) neither the modification of the ABL Credit Agreement effected pursuant to this First Amendment nor the execution, delivery, performance or effectiveness of this First Amendment requires that any new filings be made or other action taken to perfect or maintain the perfection of such Liens; and (iv) the position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Existing Security Documents, and the ability of the Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected by modification of the ABL Credit Agreement effected pursuant to this First Amendment or by the execution, delivery, performance or effectiveness of this First Amendment.

Each Credit Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Credit Party is not required by the terms of the ABL Credit Agreement or any other Credit Document to consent to this First Amendment and (ii) nothing in the ABL Credit Agreement, this First Amendment or any other Credit Document shall be deemed to require the consent of such Credit Party to any future waiver of the terms of the ABL Credit Agreement.

G. From and after the First Amendment Effective Date, (i) all references in the ABL Credit Agreement and each of the other Credit Documents to the ABL Credit Agreement shall be deemed to be references to the ABL Credit Agreement as modified hereby on the First Amendment Effective Date and (ii) the First Amendment shall be considered a “Credit Document” under the ABL Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

BORROWERS:

JILL ACQUISITION LLC

By:	/s/ David Biese
Name: David Biese
Title: Chief Financial Officer

J. JILL GIFT CARD SOLUTIONS, INC.

By:	/s/ David Biese
Name: David Biese
Title: Chief Financial Officer

GUARANTOR:

JILL INTERMEDIATE LLC

By:	/s/ David Biese
Name: David Biese
Title: Chief Financial Officer

Jill Acquisition LLC – Signature Page to First Amendment to ABL Credit Agreement

CIT FINANCE LLC,
as Administrative Agent, Collateral Agent and Lender

By:	/s/ Robert L. Klein
Name: Robert L. Klein
Title: Director

Jill Acquisition LLC – Signature Page to First Amendment to ABL Credit Agreement